Exhibit 99.1

NEWS RELEASE

For Immediate Release	Investors:	Media:
	Bill Marshall	Scott Golden
	VP, Investor Relations	Director, Communications & Engagement
	(804) 287-8108	(804) 484-7873
	Bill.Marshall@pfgc.com	Scott.Golden@pfgc.com

Performance Food Group Company Announces

Leadership Succession

George Holm to Transition to Executive Chair

Appoints Scott McPherson as Chief Executive Officer

Changes Effective Jan. 1, 2026

RICHMOND, Va.—Dec. 18, 2025 – Performance Food Group Company (“PFG” or the “Company”) (NYSE: PFGC) today announced that, as part of a planned succession process, George Holm will transition to the role of Executive Chair of the Board of Directors, effective Jan. 1, 2026. Scott McPherson, currently President and Chief Operating Officer (COO) of PFG, will succeed Holm as Chief Executive Officer (CEO) of PFG and will also be appointed as a member of the Company’s Board at that time. As Executive Chair, Holm will continue to work closely with McPherson on M&A activities, customer relationships and overseeing the Company’s strategic direction.

“It has been a privilege to be CEO of PFG, and I am proud of all that we have accomplished together. With a strong team, a clear strategic vision and positive business momentum, now is the right time to implement our succession plan and the next phase of leadership for the Company,” Holm said. “Having worked closely with Scott, I have seen firsthand how he prioritizes people and customers, bringing a relentless pursuit of value creation. I believe the future of PFG is bright under Scott’s leadership and I look forward to continuing to work alongside him and the rest of the Board in my new role as Executive Chair.”

“I’m honored to step into the role of CEO at this exciting time for PFG,” said McPherson. “I believe our company has tremendous growth potential as we focus on driving top-line performance—supporting our existing customers while winning new business through collaboration across our diverse segments. Operationally, we’re well positioned and will continue investing in technologies that enhance efficiency and strengthen bottom-line results. PFG is recognized across the foodservice, convenience, and specialty segments for the quality of our associates and our strong cultural values, and I’m proud to continue that legacy. Together with George, the Board, and our management team, I’m confident we are poised for continued success and committed to delivering value for our stockholders.”

McPherson, whose extensive experience includes having served as CEO of CoreMark, became President and COO at PFG in January 2025. He previously served as Chief Field Operations Officer, where he oversaw the Company’s primary business segments: Performance Foodservice, Core-Mark, and Vistar since January 2024. Over the course of his more than 30-year career, McPherson has been recognized for his innovative contributions to sales and marketing, his valuable expertise in supply chain management and divisional operations, and for his commitment to cultivating a positive, collaborative company culture.

“This leadership transition is the result of thorough and thoughtful multi-year succession planning by our Board and supports the strategy unveiled at PFG’s 2025 Investor Day earlier this year,” said Manuel A. Fernandez, Lead Independent Director of the Board. “Scott is a proven leader with a deep understanding of PFG and, in his current role as COO, was a key architect in the development of our strategic objectives. We are confident that he is the right person to succeed George as CEO and take PFG into its next chapter of success.”

Fernandez continued, “On behalf of the entire Board, I want to thank George for his countless contributions to PFG and for being a visionary leader. During his tenure, George guided PFG from private ownership to being a publicly traded company, growing it significantly and building the foundation that has established PFG as a leading food and foodservice distributor in the United States. We are grateful that George will continue to contribute his leadership and insights as Executive Chair of PFG.”

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and related products to over 300,000 locations including independent and chain restaurants; businesses, schools and healthcare facilities; vending and office coffee service distributors; and big box retailers, theaters and convenience stores. PFG’s success as a Fortune 100 company is achieved through our approximately 43,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve. To learn more about PFG, visit pfgc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and integration of our acquisition of Cheney Bros., Inc. (the “Cheney Brothers Acquisition”) and other nonhistorical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2025 filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology, including artificial intelligence;

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economic factors, including inflation or other adverse changes such as a downturn in economic conditions, geopolitical events, tariff increases, or a public health crisis, negatively affecting consumer confidence and discretionary spending;

•	our reliance on third-party suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	competition in our industry is intense, and we may not be able to compete successfully or adjust cost structure where one or more of our competitors successfully implement lower costs;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	our profitability is directly affected by cost inflation and deflation, commodity volatility, and other factors;

•	we do not have long-term contracts with certain customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions, including hurricane, earthquake and natural disaster damage and extreme heat or cold;

•	volatility of fuel and other transportation costs;

•	our inability to increase our sales in the highest margin portion of our business;

•	changes in pricing practices of our suppliers;

•	our growth and innovation strategy may not achieve the anticipated results;

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risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire or that we incur significant integration costs;

•	a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	negative media exposure and other events that damage our reputation;

•	impact of uncollectibility of accounts receivable;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	the potential impacts of shareholder activists or potential bidders;

•	the integration of artificial intelligence into our processes;

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environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures;

•	our inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of e-vapor products and other alternative nicotine products;

•	increase in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the potential impact of product recalls and product liability claims relating to the products we distribute and other litigation;

•	adverse judgments or settlements or unexpected outcomes in legal proceedings;

•	risks relating to our outstanding indebtedness, including the impact of interest rate increases on our variable rate debt;

•	our ability to raise additional capital on commercially reasonable terms or at all; and

•	the possibility that the expected synergies and other benefits from the Cheney Brothers Acquisition will not be realized or will not be realized within the expected time period.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.